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                                                                  EXHIBIT 99.2

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                                                                                    EXHIBIT A


                               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                      BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                          CERTIFICATEHOLDERS
                                           AUGUST 15, 1996

Principal Distribution Amount                                                 $0.00
Principal Per $1,000 Certificate                                              $0.00

Interest Distribution Amount                                                $64,228
Interest Per $1,000 Certificate                                               $5.29

Note Balance:
         Class A-1 Notes                                                      $0.00
         Class A-2 Notes                                             $66,295,078.98
         Class A-3 Notes                                            $101,576,574.00

Note Pool Factor:
         Class A-1 Notes                                                  0.0000000
         Class A-2 Notes                                                  0.6348462
         Class A-3 Notes                                                  1.0000000

Certificate Balance                                                  $12,137,649.00

Certificate Pool Factor                                                   1.0000000

Servicing Fee                                                           $159,329.71
Servicing Fee Per $1,000 Certificate                                          $0.53

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